SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 1999




                                MICROFRAME, INC.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   NEW JERSEY
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                    (State of jurisdiction of incorporation)


                0-13117                              22-2413505
          -------------------             -------------------------------
         (Commission File No.)           (IRS Employer Identification No.)


            21 Meridian Avenue, Edison, New Jersey               08820
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           (Address of Principal Executive Offices)            (Zip Code)


                                  732-494-4440
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On February 25, 1999, MicroFrame, Inc. (the "Registrant") acquired certain selected assets of LeeMAH DataCom Security Corporation, a California corporation ("LeeMAH") and wholly-owned subsidiary of LeeMAH Corporation, a California corporation (the "Parent"). The acquired assets include accounts and customer lists, intellectual property (trademarks and patents) and certain computer hardware and software of LeeMAH relating to software development and manufacturer of products in connection with LeeMAH's network security and access business (the "Assets"). Consideration for the Assets consists of a promissory note payable to LeeMAH in the principal amount of $1,000,000 with simple interest accruing at the rate of six (6%) percent per annum, due and payable in one balloon payment no later than 90 days from the date thereof (the "Note").

            The Registrant presently intends to use a portion of working capital and/or cash on hand to pay amounts due under the Note. The consideration for the Assets was determined by arms-length negotiation between the parties. There are no material relationships between LeeMAH and the Registrant or any of its affiliates, directors, officers or any associate of any such person or entity.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (a)   Financial statements of business acquired:

                  To be filed by amendment not later than sixty (60) days from the date that this Current Report on Form 8-K is required to be filed.

            (b)   Pro forma financial information:

                  To be filed by amendment not later than sixty (60) days from the date that this Current Report on Form 8-K is required to be filed.

            (c)   Exhibits:

                  7.1 Asset Purchase Agreement dated as of February 25, 1999 by and among the Registrant, LeeMAH and the Parent.

                  7.2     Promissory  Note of the Registrant  dated February 25,
                          1999.

                  7.3 Confidentiality and Noncompetition Agreement dated as of February 25, 1999 by and among the Registrant, LeeMAH and the Parent.

                  7.4     Assignment  of Patents of LeeMAH  dated  February  25,
                          1999.

                  7.5     Assignment of Trademarks of LeeMAH dated  February 25,
                          1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MICROFRAME, INC.



Dated:    March 10, 1999            By:     /s/ Stephen B. Gray
                                       -----------------------------------------
                                                Stephen B. Gray
                                                President



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                                  EXHIBIT INDEX




Exhibit
Number   Description
-------  -----------

7.1 Asset Purchase Agreement dated as of February 25, 1999 by and among the Registrant, LeeMAH and the Parent.

7.2      Promissory Note of the Registrant dated February 25, 1999.

7.3 Confidentiality and Noncompetition Agreement dated as of February 25, 1999 by and among the Registrant, LeeMAH and the Parent.

7.4      Assignment of Patents of LeeMAH dated February 25, 1999.

7.5      Assignment of Trademarks of LeeMAH dated February 25, 1999.


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